     INTERCREDITOR AGREEMENT, dated March 12, 1999 by and among The CIT Group/Business Credit, Inc., as agent for the Lenders ("herein, the Agent"), Lone Star Technologies, Inc. (the "Senior Subordinated Lender"), and Lone Star Steel Company, (herein"Company"). Capitalized terms herein which are otherwise defined herein shall have the meaning applicable thereto in the CIT Financing Agreement.

                                 W I T N E S S E T H:

     WHEREAS, the Company and certain of the Guarantors (as defined below) have entered or is about to enter into a certain Financing Agreement and any and all loan, guaranties and security agreements with the Agent and/or the Lenders party thereto from time to time and as may be amended from time to time (the "CIT Financing Agreement") pursuant to which the Agent and the Lenders have made, or will make certain loans, advances and extensions of credit to or for the benefit of the Company, upon the security of the Collateral (as defined therein and herein) including without limitation the Company's and the Guarantors' Accounts, Inventory, Equipment, Documents of Title, General Intangibles, and Subsidiary Stock all as more fully set forth in said the CIT Financing Agreement; and

     WHEREAS, Senior Subordinated Lender is the parent of the Company, and the Company has entered into a certain promissory note and security agreement with the Senior Subordinated Lender, each dated March 12, 1999 (collectively, the "Senior Subordinated Lender Financing Agreement") pursuant to which Senior Subordinated Lender has made certain loans, advances or extensions of credit to the Company upon a junior security interest in the Collateral (as defined herein) of the Company, all as more fully set forth in said Senior Subordinated Lender Financing Agreement; and

     WHEREAS, Senior Subordinated Lender wishes to subordinate its lien on all Collateral to the Agent and the Lenders as herein provided.

     NOW, THEREFORE, in consideration of each of the parties hereto entering into the above referred to agreements and arrangements with the Companyand in order to determine the relative priorities of the respective security interests in the Collateral and the application of the proceeds thereof, it is hereby agreed as follows:

     1. DEFINITIONS. As used in this Intercreditor Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

     "ACCOUNTS" shall mean all present and future accounts, receivables, instruments, documents, contract rights, chattel paper, general intangibles, unpaid seller's rights, returned and repossessed goods, all rights to the goods represented by the foregoing and all cash and non-cash Proceeds thereof.

     "AGENT OBLIGATIONS" shall mean any and every Obligation of the Company to the Agent and/or the Lenders (as defined in the CIT Financing Agreement) and any and all, indebtedness and liabilities arising out of or in any way connected with the CIT Financing Agreement or any post-petition financing, including without limitation under section 364 of the Bankruptcy Code or any arrangement for the use of cash collateral under section 363 of the Bankruptcy Code.

     "COLLATERAL" shall mean all present and future Accounts, Inventory, Equipment, Documents of Title, General Intangibles and Subsidiary Stock of the Company and the Guarantors and all cash and non-cash Proceeds thereof.

     "DOCUMENTS OF TITLE" shall mean all present and future warehouse receipts, bills of lading, shipping documents, chattel paper, instruments and similar documents, all whether negotiable or not and all goods and Inventory relating thereto and all cash and non-cash Proceeds of the foregoing.

     "EQUIPMENT" shall mean all present and hereafter acquired machinery, equipment, furnishings and fixtures, and all additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all cash and non-cash Proceeds thereof.

     "GENERAL INTANGIBLES" shall have the meaning set forth in the Uniform Commercial Code as in effect in the State of Texas and shall include, without limitation, all present and future right, title and interest in and to all tradenames, Trademarks (together with the good will associated therewith), Patents, licenses, customer lists, distribution agreements, supply agreements and tax refunds, together with all monies and claims for monies now or hereafter due and payable in connection with any of the foregoing or otherwise, and all cash and non-cash Proceeds thereof.

     "GUARANTIES" shall mean the separate instruments of guaranty executed by the Guarantors in favor of the Agent and/or Senior Subordinated Lender.

     "GUARANTORS" shall mean T & N Lone Star Warehouse Co., Lone Star Logistics, Inc. and Texas & Northern Railway Company and the Company.

     "INVENTORY" shall mean all present and hereafter acquired merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same; in all stages of production - from raw materials through work-in-process to finished goods - and all cash and non-cash Proceeds thereof.

     "SENIOR SUBORDINATED LENDER OBLIGATIONS" shall mean any and every obligation, indebtedness and liability of the Company and/or the Guarantors to Senior Subordinated Lender arising under, and as set forth in, the Senior Subordinated Lender Financing Agreement.

     "OBLIGATIONS" shall mean the Agent Obligations and the Senior Subordinated Lender Obligations.

     "PATENTS" shall mean all present and hereafter acquired patents and/or patents rights and all cash and non-cash Proceeds thereof.

     "PROCEEDS" shall mean all proceeds as defined in the Uniform Commercial Code of the State of Texas as well as all cash, securities, insurance proceeds, condemnation awards and other property received in respect of any Collateral, including any cash, securities or other property received from any liquidations or adjustment of debt of the Company or any Guarantor, and any portion of the Collateral or the proceeds thereof which may be distributed in kind.

     "REAL ESTATE" shall mean all fee and/or leasehold interests in the real property.

     "SECURED PARTIES" shall mean the Agent,the Lenders and Senior Subordinated Lender.

     "SUBSIDIARY STOCK" shall mean all present and future stock issued by any present or future subsidiary of the Company and/or the Guarantors and all cash and non-cash Proceeds thereof.

     "TRADEMARKS" shall mean all present and hereafter acquired trademarks and/or trademark rights together with the good will associated therewith and all cash and non-cash Proceeds thereof.

     2. PRIORITIES. Irrespective of any statement contained in any of the CIT Financing Agreement or the Senior Subordinated Lender Financing Agreement or the Guaranties to the contrary and irrespective of the time, order or method of attachment or perfection of the security interests granted thereby or the time or order of filing or recording of financing statements or other liens, mortgages or security interests, and irrespective or anything contained in any filing or agreement to which either the Agent or Senior Subordinated Lender may now or hereafter be a party, any lien upon or security interest which Senior Subordinated Lender may now or hereafter have in any Collateral, including without limitation all Accounts, Inventory, Equipment, Documents of Title, General Intangibles and/or Subsidiary Stock of the Company and/or the Guarantors shall be, and hereby is subject and subordinate to the Agent's lien upon or security interest in such Collateral.

     3. EXERCISE OF RIGHTS AND REMEDIES. Irrespective of any other agreement or arrangement, as to such Collateral of the Company, and/or the Guarantors and so long as the CIT Financing Agreement remains in effect, the Agent and the Lenders shall have the exclusive right to carry out the provisions of the CIT Financing Agreement and to enforce and collect any loans, advances, or the Agent Obligations secured thereby and to exercise and enforce all rights and privileges accruing to the Agent by reason of said the CIT Financing Agreement and any other agreements, security, guarantees or claims given to the Agent in connection therewith, all in the Agent's sole discretion and in the exercise of its sole business judgment. This includes more specifically, without limitation, the rights: to make overadvances in its sole discretion, to effect collection of all open Accounts and to settle and adjust the amounts due thereon directly with the customers, to sell or otherwise dispose of Inventory, all in a manner which the Agent deems to be necessary in its sole discretion, and to incur expenses in relation to the foregoing; all as may be necessary in the Agent's sole discretion, and all as more fully provided in the CIT Financing Agreement and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of the State of Texas. In exercising its rights as aforesaid, the Agent agrees that, except as the Agent and the Required Lenders may otherwise agree from time to time in their sole discretion, it shall handle all transactions relating to the Collateral in accordance with its usual practices in the ordinary course of its business and shall adhere to the same standards of conduct as would be the case if there were no subordinate liens. Senior Subordinated Lender agrees that, so long as the Company, or any one of them, and/or the Guarantors may be indebted or obligated to the Agent and/or the Lenders in any manner whatsoever under the CIT Financing Agreement or otherwise, Senior Subordinated Lender shall not seek to foreclose on its junior security interest in or exercise any rights or assert any claims with respect to any Collateral, including without limitation all Accounts, Inventory, Equipment, Documents of Title, General Intangibles and/or Subsidiary Stock of the Company and/or the Guarantors, nor shall Senior Subordinated Lender take any action, nor institute any proceedings with respect thereto or the Real
Estate, except as may be reasonably necessary to protect its junior lien thereon in accordance with the terms hereof (for example - filing of a proof of claim).

     4.   OTHER AGREEMENTS

     (a) RELEASES. (i) If the Agent and/or the Lenders releases any of its or their liens on any part of the Collateral in connection with the sale, lease, exchange, transfer or other disposition thereof or in connection with any refinancing or restructuring of the indebtedness of the Company, or any Guarantor, the liens of the Senior Subordinated Lender shall be automatically, unconditionally and simultaneously released, to the maximum extent permitted by law, and Senior Subordinated Lender shall execute and deliver to the Agent or the Company or the Guarantors such termination statements, releases and other documents as the Agent or the Company or the Guarantor may request to effectively confirm such release and to comply with the intent hereof. Notwithstanding the foregoing, the lien granted to the Senior Subordinated Lender shall, subject to all of the provisions of this Intercreditor Agreement, continue in the proceeds of any sale, lease, exchange or other disposition of the such Collateral if such proceeds are not applied to the Agent Obligations in accordance with the CIT Financing Agreement or otherwise disbursed in accordance with such the CIT Financing Agreement.

     (ii) The Senior Subordinated Lender hereby waives any and all rights it may have to object to the manner in which the Agent and/or the Lenders may seek to enforce or collect the Agent Obligations or the liens granted in any of the Collateral including waiving any right based on any duty to conduct any such sale, lease, exchange, transfer or other disposition in a commercially reasonable manner.

     (iii) In furtherance of the foregoing, the Senior Subordinated Lender will execute and deliver to the Agent undated UCC termination and/or release statements in respect of all or any part of the Collateral in such number and such jurisdictions as determined by the Agent. The Senior Subordinated Lender hereby irrevocably appoints the Agent its attorney-in-fact and authorizes the Agent solely to complete the UCC termination statements and file them in order to carry out the purposes of this Intercreditor Agreement in the event that Senior Subordinating Lender fails to provide any requested statements within ten
(10) business days of any written request therefor. This appointment and authorization is coupled with an interest and is irrevocable.

     (b) INSURANCE. Unless and until the Agent Obligations are paid in full and the CIT Financing Agreement terminated, the Agent shall have the sole and exclusive right, subject to the specific rights of the Company and Guarantors under the CIT

Financing Agreement to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Collateral. Unless and until the Agent Obligations are paid in full, all proceeds of any such policy and any such award shall be paid to the Agent on behalf of the Lenders and applied in accordance with the provisions of the CIT Financing Agreement. In the event the Agent allows any portion of such insurance proceeds or condemnation or similar award to be used by the Company or the Guarantors to repair or replace the Collateral affected or for any other purpose, the Senior Subordinated Lender hereby consents thereto.

     (c) PROHIBITION ON CONTESTING LIENS AND THE AGENT OBLIGATIONS; NO NEW LIENS. The Senior Subordinated Lender agrees that it shall not (and hereby waives any right to) contest or support any other person in contesting, in any action or proceeding or otherwise (including, without limitation, any federal or state bankruptcy, insolvency or liquidation proceeding), the priority, the validity or enforceability of the Agent Obligations or any lien held by the Agent and/or the Lenders. Without the prior written consent of the Agent, the Senior Subordinated Lender shall not request, obtain or hold any lien on any assets of the Company or the Guarantors, other than liens granted pursuant to the Senior Subordinated Lender Financing Agreement as in effect on the date hereof in the Collateral or as otherwise may be agreed to from time to time in writing by the Agent.

     (d) FINANCING ISSUES. If the Company or any Guarantor shall be subject to any federal or state bankruptcy, insolvency or liquidation proceeding and the Agent shall desire to permit the use of cash Collateral or to permit any of the Company or any Guarantor to obtain financing under section 363 or section 364 of the Bankruptcy Code, then the Senior Subordinated Lender agrees that it will raise no objection to such use or financing and will not request adequate protection or any other relief in connection therewith and, to the extent necessary, will subordinate its liens in the Collateral to any such financing.

     (e) ADEQUATE PROTECTION. The Senior Subordinated Lender shall not seek or request adequate protection (absent the prior written consent of the Agent), nor shall it contest (or support any other person contesting) (i) any request by the Agent for adequate protection or (ii) any objection by the Agent to any motion, relief, action or proceeding based on the Agent claiming a lack of adequate protection.

     (f) AUTOMATIC STAY. The Senior Subordinated Lender shall not seek relief from the automatic stay or any other stay in any federal or state bankruptcy, insolvency or liquidation proceeding in respect of the Collateral (absent the prior written consent of the Agent).

     5. FURTHER ASSURANCES. the Agent and Senior Subordinated Lender each agree to execute any further documents or amendments as may be necessary to effect the purpose of this Intercreditor Agreement on any applicable public records.

     6.  APPLICATION OF PROCEEDS .

     (a) COLLATERAL. The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral, including without limitations all Accounts, Inventory, Equipment, Documents of Title, General Intangibles and Subsidiary Stock of the Company and/or the Guarantors shall be applied in the following order of priorities:

     FIRST, to the payment in full of the Agent's and the Lenders' expenses of such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by the Agent and/or the Lenders in connection therewith, including attorneys' fees;

     SECOND, to the payment in full in cash of any and all the Agent
Obligations;

     THIRD, to the payment in full of Senior Subordinated Lender's expenses of such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Senior Subordinated Lender in connection therewith, including attorneys' fees;

     FOURTH, to the payment in full in cash of all Senior Subordinated Lender Obligations;

     FINALLY, to pay to the Company, or the Guarantors, or their respective representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

     (b) GUARANTIES. The Proceeds of the Guaranties including without limitation those representing Proceeds of Collateral (whether received by the Agent or the Senior Subordinated Lender) shall be applied first to the Agent Obligations until paid in cash in full and then to the Senior Subordinated Lender Obligations.

     7. NOTICES. Each Secured Party agrees to use its best efforts to notify the other Secured Party within a reasonable time in the event of any material event of default or material breach by any of the Company resulting, or which may result, in acceleration of any Obligation due to the Secured Party giving notice and secured by any Collateral. Each Secured Party further agrees to use its best efforts to furnish the other Secured Party with copies of any notices of default, acceleration, demand or foreclosure as the Secured Party giving the notice may send to any of the Company and/or the Guarantors, provided that failure to give any of the foregoing notices shall not (i) affect the priorities of the liens upon the Collateral set forth herein or (ii) result in any liability whatsoever to the other party.

     8. NO REPRESENTATIONS. The Secured Parties have not made to each other nor do they hereby or otherwise make to each other any warranties, express or implied, nor do they assume any liability to each other with respect to: (a) obligors under any instruments of guarantees; (b) the enforceability, validity, value or collectibility of: the loans made to the Company, the Accounts, the Inventory, Equipment, Documents of Title, General Intangibles, Subsidiary Stock, or any guarantee or security which may have been granted to any of them in connection with any of their agreements; or (c) title or right to transfer any Collateral or security. Senior Subordinated Lender expressly acknowledges that the Agent may, in its sole discretion, make loans, advances and extensions of credit to the Company or the Guarantors, or any one of them, in excess of the amounts otherwise available to the them based upon the advance formulas set forth in the CIT Financing Agreement. No party shall be liable to the other for any action or failure to act or any error of judgment, negligence, or mistake, or oversight whatsoever on the part of any party or any party's agents, officers, employees or attorneys with respect to any transaction relating to the agreements or security or guarantees therefor, provided said party has acted in good faith and has not been guilty of willful misconduct.

     9. WAIVERS. The Senior Subordinated Lender agrees not to assert and hereby waives any rights to demand, request, plead or otherwise assert or claim the benefit of, any marshalling or other similar right that may otherwise be available under applicable law. In addition, notwithstanding any interest which Senior Subordinating Lender may now or hereafter have in any Real Estate which the Company or any Guarantor may occupy or on which collateral may be placed or stored, Senior Subordinated Lender agrees that:
(a) it will not hinder or delay the Agent in enforcing its rights and remedies with respect to the Inventory and Equipment of any of the Company and/or the Guarantors; (b) such Inventory and Equipment may be repossessed or removed by the Agent at any time and from time to time; (c) the Agent may go on the Real Estate for such purposes at any time and from time to time and Senior Subordinated Lender will provide access accordingly; and (d) said Inventory and Equipment is, and will remain personal property at all times hereafter notwithstanding any provision or language to the contrary in any mortgage or security agreement between Senior Subordinated Lender and the Company or the Guarantors.

     10. MISCELLANEOUS Except as otherwise provided in this Intercreditor Agreement, the rights and priorities of the parties shall be determined in accordance with applicable law. This Intercreditor Agreement shall be governed by the Laws of the State of New York and, except as otherwise defined in this Intercreditor Agreement, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated. This Intercreditor Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other person, firm, entity or corporation shall have any right, benefit, priority or, interest under, or because of the existence of, this Intercreditor Agreement. The Company and the Guarantors although not parties hereto have signed below to confirm their agreement to all of the foregoing.

     IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                        LONE STAR TECHNOLOGIES, INC.
                                        (the "Senior Subordinated Lender")


                                        By  /s/ Rhys J. Best
                                           -------------------------------
                                        Title: President

                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as Agent

                                        By  /s/ Neal Legan
                                           -------------------------------
                                        Title: Vice President


                                        CONFIRMED:

                                        LONE STAR STEEL COMPANY
                                        (the "Company")

                                        By  /s/ R.W. Arp
                                           -------------------------------
                                        Title: Treasurer


                                        T & N LONE STAR WAREHOUSE CO.

                                        By  /s/ R.W. Arp
                                           -------------------------------
                                        Title: Treasurer


                                        LONE STAR LOGISTICS, INC.

                                        By  /s/ R.W. Arp
                                           -------------------------------
                                        Title: Treasurer


                                        TEXAS & NORTHERN RAILWAY COMPANY

                                        By  /s/ R.W. Arp
                                           -------------------------------
                                        Title: Treasurer